UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of principal executive offices, including zip code)

(281) 589-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 14, 2021, at the Annual Meeting (as defined below), the shareholders of Callon Petroleum Company (“Callon” or the “Company”) approved an amendment to Callon’s Certificate of Incorporation to increase the number of authorized shares of Callon Common Stock from 52,500,000 shares to 78,750,000 shares (the “Charter Amendment”). Callon filed the Charter Amendment with the Secretary of State of the State of Delaware and the Charter Amendment became effective on May 14, 2021.
The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 14, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) in Houston, Texas. As of the close of business on March 15, 2021, the record date for the Annual Meeting, there were 46,155,799 shares of Common Stock outstanding. A total of 31,875,415 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, shareholders:
(a) Elected four Class III directors to serve on the Board, each for three years (Proposal 1);
(b) Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (Proposal 2);
(c) Ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 3);
(d) Approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock (the “Authorized Share Increase Charter Amendment”) (Proposal 4).
For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:
Proposal 1 – Election of Class III Directors

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Frances Aldrich Sevilla-Sacasa	22,551,079	467,583	8,856,753
Barbara J. Faulkenberry	22,544,663	473,999	8,856,753
L. Richard Flury	22,295,317	723,345	8,856,753
Joseph C. Gatto, Jr.	22,843,443	175,219	8,856,753
Proposal 2 – Approval, on a Non-Binding Advisory Basis, the Compensation of the Company’s Named Executive Officers

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
22,048,577	737,498	232,586	8,856,754
Proposal 3 – Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
31,484,920	158,635	231,860	—
Proposal 4 – Approval of the Authorized Share Increase Charter Amendment

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
28,639,443	3,157,190	78,780	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Callon, effective May 14, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 14, 2021	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer